EXHIBIT 23.2



                                 SIEGEL & SMITH,
                     CERTIFIED PUBLIC ACCOUNTANTS Letterhead

                         CONSENT OF INDEPENDENT AUDITORS


     We  consent  to  the  use  in  this  Registration   Statement  of  American
Inflatables, Inc. on Form S-8 for our report relating to the financial statements of American Inflatables, Inc. dated. December 31, 1999.


                                     Siegel & Smith
                                  Certified Public Accountants